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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To ITT Hartford Group, Inc.:

          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 24, 1996 included in ITT Hartford Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.

                                  /s/ ARTHUR ANDERSEN LLP
                                     Arthur Andersen LLP

Hartford, Connecticut
September 23, 1996

                                     II-16